Exhibit 99.2

Omega Pro Forma Financial Statements
Unaudited Pro Forma Balance Sheet
CapitalSource Transaction

	As of December 31, 2009
	12/31/2009 Historical Balance Sheet	Adjustments for Capital Market Transactions		Company Pro Forma after Bond Offering - As Adjusted	Closing 2 Acquisition HUD Properties Historical		Company Pro Forma after Closing 1 Acquisition	Closing 2 Acquisition Properties Historical		Company Pro Forma after Closing 2 & 3 Acquisition
	a	b			f			m
ASSETS
Real estate properties
Land and buildings at cost	$1,669,843	$-		$1,669,843	$281,131	g	$1,950,974	$320,211	n	$2,271,185
Less accumulated depreciation	(296,441)	-		(296,441)	-		(296,441)	-		(296,441)
Real estate properties - net	1,373,402	-		1,373,402	281,131		1,654,533	320,211		1,974,744
Mortgage notes receivable - net	100,223	-		100,223	-		100,223	-		100,223
	1,473,625	-		1,473,625	281,131		1,754,756	320,211		2,074,967
Other investments - net	32,800	-		32,800	-		32,800	-		32,800
	1,506,425	-		1,506,425	281,131		1,787,556	320,211		2,107,767
Assets held for sale - net	877	-		877	-		877	-		877
Total investments	1,507,302	-		1,507,302	281,131		1,788,433	320,211		2,108,644

Cash and cash equivalents	2,170	108,039		110,209	(68,034)	h	42,175	-		42,175
Restricted cash	9,486	-		9,486	2,170	i	11,656	2,883	o	14,539
Accounts receivable - net	81,558	-		81,558	-		81,558	-		81,558
Other assets	50,778	4,946	c	55,724	-		55,724	(25,000)	p	30,724
Operating assets for owned properties	3,739	-		3,739	-		3,739	-		3,739
Total assets	$1,655,033	$112,985		$1,768,018	$215,267		$1,983,285	$298,094		$2,281,379

LIABILITIES AND STOCKHOLDERS' EQUITY
Revolving line of credit	$94,100	$(94,100)		-	$-		$-	$296,211	q	$296,211
Secured Borrowings	159,354	(59,354)		100,000	214,147	j	314,147	-		314,147
Unsecured borrowings	485,000	200,000		685,000	-		685,000	-		685,000
Premium/Discount on unsecured borrowings (net)	(305)	(3,444)	d	(3,749)	-		(3,749)	-		(3,749)
Accrued expenses and other liabilities	49,895	-		49,895	2,170	k	52,065	2,883	r	54,948
Operating liabilities for owned properties	1,762	-		1,762	-		1,762	-		1,762
Total liabilities	789,806	43,102		832,908	216,317		1,049,225	299,094		1,348,319

Stockholders' equity:
Preferred stock	108,488	-		108,488	-		108,488	-		108,488
Common stock	8,827	379		9,206	-		9,206	-		9,206
Additional paid-in capital	1,157,931	73,347		1,231,278	-		1,231,278	-		1,231,278
Cumulative net earnings	522,388	(3,843)	e	518,545	(1,050)	l	517,495	(1,000)	s	516,495
Cumulative dividends paid	(932,407)	-		(932,407)	-		(932,407)	-		(932,407)
Total stockholders' equity	865,227	69,883		935,110	(1,050)		934,060	(1,000)		933,060
Total liabilities and stockholders' equity	$1,655,033	$112,985		$1,768,018	$215,267		$1,983,285	$298,094		$2,281,379

Omega Pro Forma Financial Statements
Unaudited Pro Forma Statement of Operations
CapitalSource Transaction

	For the three-months ended March 31, 2010
	Omega Historical Statement of Operations	Adjustments for Capital Market Transactions	Company Pro Forma after Closing 1 Acquisition & Capital Market Transactions	Closing 2 Acquisition Properties Historical	Closing 2 Acquisition Properties Pro Forma Adjustments		Company Pro Forma after Closing 1 & 2 Acquisition	Closing 3 Acquisition Properties Historical	Closing 3 Acquisition Properties Pro Forma Adjustments		Company Pro Forma after Closing All CapitalSource Acquisitions
	a	b		c				d
Revenues
Rental income	$47,209	$-	$47,209	$7,203	$529	e	$54,941	$8,503	$(65)	e	$63,379
Mortgage interest income	2,614	-	2,614	-	-		2,614	-	-		2,614
Other investment income - net	746	-	746	29	(29)	f	746	23	(23)	f	746
Miscellaneous	3,729	-	3,729	-	-		3,729	-	-		3,729
Nursing home revenues of owned and operated assets	4,380	-	4,380	-	-		4,380	-	-		4,380
Total operating revenues	58,678	-	58,678	7,232	500		66,410	8,526	(88)		74,848

Expenses
Depreciation and amortization	14,687	-	14,687	-	3,059	g	17,746	2,540	1,059	g	21,345
General and administrative	3,710	-	3,710	1,166	(866)	h	4,010	1,106	(1,106)	h	4,010
Acquisition related costs	220	-	220	-	-		220	-	-		220
Provisions for impairment on real estate properties	-	-	-	-	-		-	-	-		-
Provisions for uncollectible mortgages, notes and accounts receivable	-	-	-	-	-		-	-	-		-
Nursing home revenues and expenses of owned and operated assets	4,572	-	4,572	-	-		4,572	-	-		4,572
Total operating expenses	23,189	-	23,189	1,166	2,193		26,548	3,646	(47)		30,147

Income before other income and expense	35,489	-	35,489	6,066	(1,693)		39,862	4,880	(41)		44,701
Other income (expense):
Interest and other investment income	15	-	15	-	-		15	-	-		15
Interest	(13,575)	(664)	(14,239)	(2,926)	122	i	(17,043)	(1,587)	(1,375)	i	(20,005)
Interest - amortization of deferred financing costs	(978)	91	(887)	-	-		(887)	-	-		(887)
Interest - refinancing costs	-	-	-	-	-		-	-	-		-
Litigation settlements	-	-	-	-	-		-	-	-		-
Total other (expense) income	(14,538)	(573)	(15,111)	(2,926)	122		(17,915)	(1,587)	(1,375)		(20,877)

Income before gain on assets sold	20,951	(573)	20,378	3,140	(1,571)		21,947	3,293	(1,416)		23,824
Gain (loss) on assets sold - net	-	-	-	-	-		-	-	-		-
Income from continuing operations before income taxes	20,951	(573)	20,378	3,140	(1,571)		21,947	3,293	(1,416)		23,824
Income taxes	-	-	-				-				-
Income from continuing operations	20,951	(573)	20,378	3,140	(1,571)		21,947	3,293	(1,416)		23,824
Discontinued operations	-	-	-	-	-		-	-	-		-
Net income	20,951	(573)	20,378	3,140	(1,571)		21,947	3,293	(1,416)		23,824
Preferred stock dividends	(2,271)	-	(2,271)	-	-		(2,271)	-	-		(2,271)
Series C preferred stock conversion charges	-	-	-	-	-		-	-	-		-
Net income available to common	$18,680	$(573)	$18,107	$3,140	$(1,571)		$19,676	$3,293	$(1,416)		$21,553

Income per common share:
Basic:
Income from continuing operations	$0.21		$0.20				$0.22				$0.24
Net income	$0.21		$0.20				$0.22				$0.24
Diluted:
Income from continuing operations	$0.21		$0.20				$0.22				$0.24
Net income	$0.21		$0.20				$0.22				$0.24

Dividends declared and paid per common share	$0.32		$0.32				$0.32				$0.32

Weighted-average shares outstanding, basic	88,840	-	88,840	-	-		88,840	-	-		88,840
Weighted-average shares outstanding, diluted	88,961	-	88,961	-	-		88,961	-	-		88,961

Omega Pro Forma Financial Statements
Unaudited Pro Forma Balance Sheet Adjustments
CapitalSource Transaction

Balance Sheet Pro Forma Adjustments:

a	Reflects the Company’s historical balance sheet for the period ended December 31, 2009.

b
Reflects capital market activity in 2010 in connection with the CapitalSource transactions.  In February 2010, the Company issued $200 million of its 7.5% 10 year senior notes at a discount and used the net proceeds to (i) repay amounts outstanding under its 2009 $200 million revolving credit facility and (ii) $59.4 million of secured borrowings assumed in connection with the December 22, 2009 acquisition of 40 facilities from CapitalSource (Closing 1).  The discount on the $200 million 7.5% 10 year senior notes was approximately $3.4 million.  In addition in 2010, the Company issued approximately 3.8 million shares of common stock under its Equity Shelf Program for net proceeds of approximately $73.8 million.  In 2010, the Company incurred deferred financing costs associated with entering into a new $320 million revolving credit facility.

c
Reflects approximately: (i) $4.3 million in debt issuance costs associated with the $200 million senior notes offering completed in February 2010 and $4.5 million in debt issuance costs associated with the new $320 million revolving credit facility completed in April 2010, and (ii) the write-off of December 31, 2009 unamortized debt issuance costs of $3.8 million associated with the 2009 $200 million revolving credit facility.

d	Reflects the discount on the issuance of the $200 million 7.5% 10 year senior notes issued in February 2010.

e	Reflects the write-off of December 31, 2009 unamortized debt issuance costs associated with the 2009 $200 million credit facility.

f
The aggregate consideration for the entities owning an additional 40 facilities to be acquired from CapitalSource (Closing 2) is estimated to be approximately $270.4 million, to consist of the following:

Preliminary estimated fair value of land, building and FF&E	$281.1
Estimated market adjustment for assumed HUD debt	(10.7)
Total Consideration paid at closing	$270.4

Funding of Consideration:
Assumption of 9.0% subordinated debt	$20.0
Assumption of 6.41% HUD debt	53.8
Assumption of 4.85% HUD debt	129.6
Funds drawn from the Company’s revolving credit facility	67.0
Total Funding of consideration at Closing 2	$270.4

g
Reflects the pending acquisition of entities owning an additional 40 facilities from CapitalSource at Closing 2, which is expected to be completed during the second quarter of 2010.  The aggregate consideration for the additional 40 facilities is estimated to be $270.4 million.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties and the related in-place leases.  The Company estimates that the value of the above and below market lease intangibles approximates one another and as a result no value has been assigned to in-place leases and no adjustment has been reflected for the amortization of the acquired lease intangibles.  The purchase price allocations are preliminary and subject to change.  Our preliminary allocation of the purchase price to real estate assets is as follows:

Land	$34.3
Building and FF&E	$246.8
Total	$281.1

h	Reflects cash used to fund the acquisition of the 40 facilities in Closing 2 and estimated acquisition related costs.

i	Reflects cash expected to be received from CapitalSource that relates to liquidity deposits held for leases.

j
Reflects debt that the Company expects to assume as part of Closing 2.  The $203.4 million in assumed debt includes:  $20.0 million in 9% subordinated debt that matures in December 2021, $53.8 million in Housing and Urban Development (“HUD”) Mortgage debt at a weighted average of 6.41% that matures between January 2036 and May 2040, and $129.6 million of new HUD debt at 4.85% that matures in 2039.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the assumed debt.  The Company estimates that the current fair market value of the $53.8 million HUD debt at current market rates is approximately $64.5 million.  No other adjustments have been made regarding fair market value adjustments for any of the other assumed debt as the Company has estimated that the carrying amount of such debt approximates fair value based on current borrowing rates of similar instruments.  The purchase price allocations are preliminary and subject to change.

k	Reflects the liabilities associated with liquidity deposits noted above in footnote (i).

l	Reflects the Company’s estimate of acquisition related costs associated with Closing 2. The Company assumed that the costs were paid with available cash.

m
The aggregate consideration for the entities owning 63 facilities acquired from CapitalSource upon the exercise by the Company’s of the purchase option at Closing 3 on June 9, 2010 is estimated to be approximately $320.2 million, consisting of the following:

Preliminary estimated fair value of land, building and FF&E	$320.2
Payment of deposit for purchase option paid during Closing 1	(25.0)
Total Consideration paid at closing	$295.2

The Company plans to use funds from its line of credit to fund the $295.2 million in consideration due at closing.

n
Reflects the acquisition of entities owning an additional 63 facilities from CapitalSource at Closing 3, which occured on June 9, 2010.  The aggregate consideration for the additional 63 facilities is estimated to be $320.2 million.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties and the related in-place leases.  The Company estimates that the value of the above and below market lease intangibles approximates one another and as a result no value has been assigned to in-place leases and no adjustment has been reflected for the amortization of the acquired lease intangibles.  The purchase price allocations are preliminary and subject to change.  Our preliminary allocation of the purchase price to real estate assets is as follows:

Land	$33.1
Building and FF&E	287.1
Total	$320.2

o	Reflects cash expected to be received from CapitalSource that relates to liquidity deposits held for leases.

p
Reflects the exercise of the Company’s option to purchase the additional 63 facilities at Closing 3.  The purchase option is applied to the total consideration for Closing 3 and is allocated to acquired assets and assumed liabilities.

q	Reflects funds used from the new 2010 $320 million revolving credit facility to fund the acquisition of 63 facilities from CapitalSource at Closing 3.

r	Reflects the liabilities associated with liquidity deposits noted above in footnote (o).

s
Reflects the Company’s estimate of acquisition related costs associated with Closing 3.  The Company assumed that the costs were paid with funds drawn from the new 2010 $320 million revolving credit facility.

Omega Pro Forma Financial Statements
Unaudited Pro Forma Statement of Operation Adjustments
CapitalSource Transaction

Statement of Operations Pro Forma Adjustments:

a	Reflects the Company’s historical statement of operations for the three months ended March 31, 2010.

b
Reflects the impact of the issuance of $200 million in senior debt during the first quarter of 2010 part of which was used to (i) repay $59.4 million of 6.8% CapitalSource mortgage debt that was assumed in December 2009, and (ii) repay the outstanding revolving credit facility.  In addition, the adjustment reflects the impact of replacing the revolving credit facility, including the impact of amortization of deferred finance costs.

c
Reflects the historical financial results of operations for an additional 40 facilities to be acquired from CapitalSource Inc. (Closing 2), which the Company expects to acquire during the second quarter of 2010, for the three months ended March 31, 2010.  The aggregate consideration for the additional 40 facilities to be acquired at Closing 2 is estimated to be $270 million.  The Company expects to assume approximately $203 million in debt as a result of Closing 2 from CapitalSource.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties, the related in-place leases and assumed debt.  The purchase price allocations are preliminary and subject to change.

d
Reflects the historical financial results of operations for 63 facilities acquired from CapitalSource Inc. on June 9, 2010 (Closing 3) for the three-months ended March 31, 2010.  The aggregate consideration for the additional 63 facilities to be acquired at Closing 3 is estimated to be $320 million.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties, the related in-place leases and assumed debt.  The purchase price allocations are preliminary and subject to change.

e	Reflects increased straight-line rents as if the lease start dates for Closing 2 and Closing 3 facilities were January 1, 2009.

Year-end December 31, 2009

Closing 2, 40 Facilities expected to be acquired during the second quarter of 2010:

Rental income recorded by CapitalSource	$7,203.0
Revenue income assuming the acquisition occurred on January 1, 2010	7,732.0
Pro Forma adjustment to rental income	$529.0

Closing 3, 63 Facilities acquired on June 9, 2010:

Rental income recorded by CapitalSource	$8,503.0
Revenue income assuming the acquisition occurred on January 1, 2010	8,438.0
Pro Forma adjustment to rental income	$(65.0)

f	Reflects an adjustment to eliminate the other investment income because we do not intend to purchase other assets from CapitalSource.

g
Reflects an adjustment to depreciation and amortization as if Closing 2 and Closing 3 facilities were purchased on January 1, 2010. The estimate is based on our preliminary estimate of the purchase price allocation for the 40 facilities expected to be acquired at Closing 2 during the second quarter of 2010 and 63 additional facilities that were acquired on June 9, 2010 (Closing 3). The aggregate consideration for the 40 facilities that we expect to acquire as part of Closing 2 is approximately $270 million and the aggregate consideration for the 63 facilities that we acquired on June 9, 2010 was approximately $320 million, including the $25 million in purchase option deposits that was paid at Closing 1 related to Closing 3 facilities. The Company intends to account for both of these acquisitions in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of these facilities and the related in-place leases. The purchase price allocations are preliminary and subject to change. For the first quarter of 2010, CapitalSource recorded no historical depreciation associated with the Closing 2 facilities due to their classification as held-for-sale.

Year-end December 31, 2009

Closing 2, 40 Facilities expected to be acquired during the second quarter of 2010:
Depreciation & amortization recorded by CapitalSource	$-
Depreciation & amortization assuming the acquisition occurred on January 1, 2010	3,059.0
Pro Forma adjustment to depreciation & amortization	$3,059.0

Closing 3, 63 Facilities acquired on June 9, 2010:
Depreciation & amortization recorded by CapitalSource	$2,540.0
Depreciation & amortization assuming the acquisition occurred on January 1, 2010	3,599.0
Pro Forma adjustment to depreciation & amortization	$1,059.0

h
Reflects the estimated reduction in general and administrative costs relating to allocations of corporate costs of CapitalSource that are not recurring direct costs of the Closing 2 and Closing 3 facilities, as applicable.

i	Represents interest expense on the assumed debt as part of Closing 2 and funds drawn on the Company’s new 2010 $320 million revolving credit facility in connection with Closing 3.

Year-end December 31, 2009

Closing 2, 40 Facilities expected to be acquired during the second quarter of 2010:
Interest Expense Recorded by CapitalSource	$(2,926.0)
Interest expense assuming the acquisition occurred on January 1, 2010	(2,804.0)
Pro Forma adjustment to interest expense	$122.0

Closing 3, 63 Facilities acquired on June 9, 2010:
Interest Expense Recorded by CapitalSource	$(1,587.0)
Interest expense assuming the acquisition occurred on January 1, 2010	(2,962.0)
Pro Forma adjustment to interest expense	$(1,375.0)